The AES Corporation
2019 Form 10-K Exhibit 21.1

Name	Jurisdiction of Formation/Organization
25 Ashdown Road Solar, LLC	Delaware
AES (India) Private Limited	India
AES (NI) Limited	Northern Ireland
AES Abigail S.a.r.l.	Luxembourg
AES Accabonac Solar, LLC	Delaware
AES Africa Power Company B.V.	The Netherlands
AES AgriVerde Holdings, B.V.	The Netherlands
AES AgriVerde Services (Ukraine) Limited Liability Company	Ukraine
AES Alamitos Development, Inc.	Delaware
AES Alamitos Energy, LLC	Delaware
AES Alamitos, L.L.C.	Delaware
AES Alicura Holdings S.C.A.	Argentina
AES Americas International Holdings, Limited	Bermuda
AES Andres (BVI) Ltd.	British Virgin Islands
AES Andres BV	The Netherlands
AES Andres DR, S.A.	Dominican Republic
AES Andres Holdings I, Ltd	Cayman Islands
AES Aramtermelo Holdings B.V.	The Netherlands
AES Argentina Generation S.A. (1)	Argentina
AES Argentina Holdings S.C.A.	Uruguay
AES Argentina Investments, Ltd.	Cayman Islands
AES Argentina Operations, Ltd.	Cayman Islands
AES Arlington Services, LLC	Delaware
AES Armenia Mountain Holdings, LLC	Delaware
AES Armenia Mountain Wind 2, LLC	Delaware
AES Aurora Holdings, Inc.	Delaware
AES Aurora, Inc.	Delaware
AES Bainbridge Holdings, LLC	Delaware
AES Bainbridge, LLC	Delaware
AES Ballylumford Holdings Limited	England & Wales
AES Baltic Holdings BV	The Netherlands
AES Barka Services, Inc.	Delaware
AES Barry Limited	United Kingdom
AES Barry Operations Ltd.	United Kingdom
AES Beaver Valley, L.L.C.	Delaware
AES Belfast West Power Limited	Northern Ireland
AES Belleville Solar, LLC	Delaware
AES BES Jordan B.V.	The Netherlands
AES Big Sky, L.L.C.	Virginia
AES Botswana Holdings B.V.	The Netherlands
AES Brasil Ltda	Brazil
AES Brazil International Holdings, Limited	Bermuda

AES Brazil, Inc.	Delaware
AES Broadalbin Solar, LLC	Delaware
AES Bulgaria B.V.	The Netherlands
AES Bulgaria Energy Solutions EOOD	Bulgaria
AES Bulgaria Holdings BV	The Netherlands
AES Bussum Holdings BV	The Netherlands
AES Calaca Pte. Ltd.	Singapore
AES Calgary, Inc.	Delaware
AES California Management Co., Inc.	Delaware
AES Caracoles SRL	Argentina
AES Carbon Exchange, Ltd.	Bermuda
AES Carbon Holdings, LLC	Virginia
AES Caribbean Finance Holdings, Inc.	Delaware
AES Caribbean Investment Holdings, Ltd.	Cayman Islands
AES Cartegena Holdings BV	The Netherlands
AES Cayman Guaiba, Ltd.	Cayman Islands
AES Cayman Pampas, Ltd.	Cayman Islands
AES CC&T International, Ltd.	British Virgin Islands
AES Central America Electric Light, LLC	Virginia
AES Central American Holdings, Inc.	Delaware
AES Central American Investment Holdings, Ltd.	Cayman Islands
AES Central Asia Holdings BV	The Netherlands
AES Ceprano Energia SRL	Italy
AES Changuinola, S.R.L.	Panama
AES Chhattisgarh Energy Private Limited	India
AES Chigen Holdings, Ltd.	Cayman Islands
AES China Generating Co. Ltd.	Bermuda
AES Chivor & Cia S.C.A. E.S.P.	Colombia
AES Chivor S.A.	Colombia
AES CLESA Y Compania, Sociedad en Comandita de Capital Variable	EL Salvador
AES Climate Solutions Holdings I B.V.	The Netherlands
AES Climate Solutions Holdings I, LLC	Delaware
AES Climate Solutions Holdings II, LLC	Delaware
AES Climate Solutions Holdings, L.P.	Bermuda
AES Climate Solutions Holdings, LLC	Delaware
AES Colon Development, S. de R.L.	Panama
AES Columbia Power, LLC	Delaware
AES Communications Latin America, Inc.	Delaware
AES Communications, LLC	Virginia
AES Connecticut Management, L.L.C.	Delaware
AES Coop Holdings, LLC	Delaware
AES Costa Rica Energy SRL	Costa Rica
AES Costa Rica Holdings, Ltd.	Cayman Islands
AES DE AssetCo VI, LLC	Delaware
AES DE Class B Holdings, LLC	Delaware
AES DE Class B I, LLC	Delaware

AES DE Class B II, LLC	Delaware
AES DE Class B III, LLC	Delaware
AES DE Class B IV, LLC	Delaware
AES DE Class B V, LLC	Delaware
AES DE Class B VI, LLC	Delaware
AES DE Class B VII, LLC	Delaware
AES DE Construction, LLC	Delaware
AES DE DevCo I, LLC	Delaware
AES DE DevCo NC, LLC	Delaware
AES DE Holdings I, LLC	Colorado
AES DE Holdings III, LLC	Delaware
AES DE Holdings IV, LLC	Delaware
AES DE Holdings V, LLC	Delaware
AES DE Holdings VI GB Owner, LLC	Delaware
AES DE Holdings VI GB, LLC	Delaware
AES DE Holdings VI, LLC	Delaware
AES DE Manager, LLC	Colorado
AES DE Residential Holdings I, LLC	Colorado
AES DE RS I, LLC	Delaware
AES DE RS II, LLC	Delaware
AES DE RS III, LLC	Delaware
AES DE RS IV, LLC	Delaware
AES DE RS IX, LLC	Delaware
AES DE RS V, LLC	Delaware
AES DE RS VI, LLC	Delaware
AES DE RS VII, LLC	Delaware
AES DE RS VIII, LLC	Delaware
AES DE RS X, LLC	Delaware
AES DE RS XI, LLC	Delaware
AES DE RS XII, LLC	Delaware
AES DE Solar Access Holdings I, LLC	Delaware
AES Deepwater, LLC	Delaware
AES DE-GIE, LLC	Delaware
AES Desert Power, L.L.C.	Delaware
AES Development de Argentina S.A.	Argentina
AES Disaster Relief Fund	Virginia
AES Distribuidores Salvadorenos Limitada	El Salvador
AES Distribuidores Salvadorenos Y Compania S en C de C.V.	El Salvador
AES Distributed Energy, Inc.	Delaware
AES Dominicana Cooperatief UA	The Netherlands
AES DPL Holdings, LLC	Delaware
AES DPP Holdings, Ltd.	Cayman Islands
AES Drax Financing, Inc.	Delaware
AES Drax Power Finance Holdings Limited	United Kingdom
AES Ecotek Europe Holdings B.V.	The Netherlands
AES EDC Holding, L.L.C.	Delaware

AES El Faro Electric Light, Ltd.	Cayman Islands
AES El Faro Generating, Ltd.	Cayman Islands
AES El Salvador Electric Light, LLC	Virginia
AES El Salvador Trust	Panama
AES El Salvador, LLC	Virginia
AES El Salvador, S.A. de C.V.	El Salvador
AES Electric Ltd.	United Kingdom
AES Electroinversora B.V.	The Netherlands
AES Elpa S.A.	Brazil
AES Empresa Electrica de El Salvador Limitada de Capital Variable	El Salvador
AES Endeavor, Inc.	Delaware
AES Energia SRL	Italy
AES Energy B.V.	The Netherlands
AES Energy Developments, S.L.	Spain
AES Energy Services Inc.	Ontario
AES Energy Solutions, LLC	Delaware
AES Energy Storage Arizona, LLC	Delaware
AES Energy Storage Holdings	Mauritius
AES Energy Storage Holdings, LLC	Delaware
AES Energy Storage UK Limited	United Kingdom
AES Energy Storage Zeeland B.V.	The Netherlands
AES Energy Storage, LLC	Delaware
AES Energy, Ltd.	Bermuda
AES Engineering, LLC	Delaware
AES ES Alamitos, LLC	Delaware
AES ES Deepwater, LLC	Delaware
AES ES Gilbert, LLC	Delaware
AES ES Holdings, LLC	Delaware
AES ES Tait, LLC	Delaware
AES Europe Services EOOD	Bulgaria
AES Finance and Development, Inc.	Delaware
AES Florestal Ltda.	Brazil
AES Fonseca Energia Limitada de C.V.	El Salvador
AES Forca, Ltd.	Cayman Islands
AES Foreign Energy Holdings, LLC	Delaware
AES Gabreski Solar, LLC	Delaware
AES Gas Supply & Distribution Ltd.	Cayman Islands
AES GEI US Finance, Inc.	Delaware
AES Gener S.A.	Chile
AES Generation Development, LLC	Delaware
AES GEO Energy OOD	Bulgaria
AES Global Insurance Company	Vermont
AES Global Mobility Services, LLC	Delaware
AES Global Power Holdings B.V.	The Netherlands
AES Globales B.V.	The Netherlands
AES GPH Holdings, Inc.	Delaware

AES Grand Dominicana, Ltd.	Cayman Islands
AES Greece Solar, LLC	Delaware
AES Grid Stability, LLC	Delaware
AES Griggs Solar, LLC	Delaware
AES Guaiba II Empreendimentos Ltda	Brazil
AES Guayama Holdings BV	The Netherlands
AES Hawaii Management Company, LLC	Delaware
AES Hawaii, LLC	Delaware
AES Highgrove Holdings, L.L.C.	Delaware
AES Highgrove, L.L.C.	Delaware
AES Hispanola Holdings BV	The Netherlands
AES Hispanola Holdings II BV	The Netherlands
AES Holdings B.V.	The Netherlands
AES Holdings B.V. - Vietnam Rep Office	Philippines
AES Holdings Brasil Ltda.	Brazil
AES Holland Solar, LLC	Delaware
AES Honduras Generation Ventures, Ltd.	Cayman Islands
AES Honduras Holdings, Ltd.	Cayman Islands
AES Horizons Holdings BV	The Netherlands
AES Horizons Investments Limited	United Kingdom
AES Hungary Energiaszolgáltató Kft.	Hungary
AES Huntington Beach Development, L.L.C.	Delaware
AES Huntington Beach Energy, LLC	Delaware
AES Huntington Beach, L.L.C.	Delaware
AES IB Valley Corporation	India
AES- IC Ictas Enerji Uretim ve Ticaret A.S.	Turkey
AES Ilumina Holdings, LLC	Delaware
AES Ilumina Member, LLC	Delaware
AES Ilumina, LLC	Puerto Rico
AES India Holdings (Mauritius)	Mauritius
AES India, L.L.C.	Delaware
AES Indiana Holdings, L.L.C.	Delaware
AES Integrated Energy, LLC	Delaware
AES Intercon II, Ltd.	Cayman Islands
AES Interenergy, Ltd.	Cayman Islands
AES International Holdings II, Ltd.	British Virgin Islands
AES International Holdings III, Ltd.	British Virgin Islands
AES International Holdings, Ltd.	British Virgin Islands
AES Investment Chile SpA	Chile
AES Italia S.r.l	Italy
AES James Baird Solar, LLC	Delaware
AES Johnsville Solar, LLC	Delaware
AES Jordan Holdco Cayman Limited	Cayman Islands
AES Jordan Holdco, Ltd.	Cayman Islands
AES Jordan PSC	Jordan
AES Jordan Solar B.V.	The Netherlands

AES Juniper Point Holdings, LLC	Delaware
AES K2 Limited	United Kingdom
AES Kalaeloa Venture, L.L.C.	Delaware
AES Kekaha Solar, LLC	Delaware
AES Keystone Wind, L.L.C.	Delaware
AES Keystone, L.L.C.	Delaware
AES King Harbor, Inc.	Delaware
AES Kuihelani Solar, LLC	Delaware
AES LA FIT Dedeaux, LLC	Delaware
AES LA FIT Francisco, LLC	Delaware
AES LA FIT Sun Valley, LLC	Delaware
AES Landfill Carbon, LLC	Virginia
AES LATAM Energy Development Ltd.	Cayman Islands
AES Latin America S. de R.L.	Panama
AES Latin American Development, Ltd.	Cayman Islands
AES Laurel Mountain, LLC	Delaware
AES Lawai Solar, LLC	Delaware
AES Levant Holdings B.V.	The Netherlands
AES Levant Holdings B.V/ Jordan PSC	Jordan
AES Lion Telecom Investments B.V.	The Netherlands
AES Lumos Holdings, LLC	Delaware
AES Maritza East 1 Ltd.	Bulgaria
AES Maritza East 1 Services Ltd.	Cyprus
AES Maritza East 1 Services Ltd.	Bulgaria
AES Mayan Holdings, S. de R.L. de C.V.	Mexico
AES Merida B.V.	The Netherlands
AES Merida III, S. de R.L. de C.V.	Mexico
AES Merida Management Services, S. de R.L. de C.V.	Mexico
AES Merida Operaciones SRL de CV	Mexico
AES Mexican Holdings, Ltd.	Cayman Islands
AES Mexico Farms, L.L.C.	Delaware
AES Mexico Generation Holdings, S. de R.L. de C.V.	Mexico
AES MicroPlanet, Ltd.	British Virgin Islands
AES Mid East Holdings 2, Ltd.	Cayman Islands
AES Mong Duong Holdings B.V.	The Netherlands
AES Mong Duong Project Holdings B.V.	The Netherlands
AES Monroe Holdings B.V.	The Netherlands
AES Monroe Solar A, LLC	Delaware
AES Monroe Solar B, LLC	Delaware
AES Monroe Solar C, LLC	Delaware
AES Monroe Solar D, LLC	Delaware
AES Monroe Solar E, LLC	Delaware
AES Mount Vernon B.V.	The Netherlands
AES NA Central, L.L.C.	Delaware
AES Nejapa Gas Ltda. de C.V.	El Salvador
AES Nejapa Services Ltda. de C.V.	El Salvador

AES Next, LLC	Delaware
AES NEXT, Ltda. de C.V.	El Salvador
AES Nile Power Holdings Ltd.	Guernsey
AES North America Development, LLC	Delaware
AES Oahu Wind Holdings, LLC	Delaware
AES Oahu, LLC	Delaware
AES Oasis Holdco, Inc.	Delaware
AES Oasis Ltd.	Cayman Islands
AES Oasis Mauritius Inc	Mauritius
AES Ocean Springs Trust Deed	Cayman Islands
AES Odyssey, L.L.C.	Delaware
AES Ohio Generation, LLC	Ohio
AES Operaciones Laguna del Rey, S. de R.L. de C.V.	Mexico
AES Operadora S.A	Argentina
AES OPGC Holding	Mauritius
AES Orissa Distribution Private Limited	India
AES Overseas Holdings (Cayman) Ltd.	Cayman Islands
AES Overseas Holdings Limited	United Kingdom
AES Pacific Ocean Holdings B.V.	The Netherlands
AES Pacific, Inc.	Delaware
AES Pacific, L.L.C.	Delaware
AES Pak Holdings, Ltd.	British Virgin Islands
AES Pakistan (Pvt) Ltd.	Pakistan
AES Pakistan Operations, Ltd.	Delaware
AES Panamá, S.R.L.	Panama
AES Parana Gas S.A.	Argentina
AES Parana Holdings, Ltd.	Cayman Islands
AES Parana IHC, Ltd.	Cayman Islands
AES Parana II Limited Partnership	Cayman Islands
AES Parana Operations S.R.L.	Argentina
AES Parana Propiedades S.A	Argentina
AES Parana Uruguay S.R.L	Uruguay
AES Pardo Holdings, Ltd.	Cayman Islands
AES Pasadena, Inc.	Delaware
AES Peru S.R.L.	Peru
AES Phil Investment Pte. Ltd.	Singapore
AES Philippines Power Partners Co. Ltd.	Philippines
AES Platense Investments Uruguay S.C.A	Uruguay
AES Puerto Rico Services, Inc.	Delaware
AES Puerto Rico, Inc.	Cayman Islands
AES Puerto Rico, L.P.	Delaware
AES Redondo Beach, L.L.C.	Delaware
AES Renewable Power Group, S.R.L.	Dominican Republic
AES Renewables (India) Private Limited	India
AES Riverside Holdings, LLC	Delaware
AES Rochester Solar, LLC	Delaware

AES SACEF Investment, LLC	Delaware
AES Saint Petersburg Holdings B.V.	The Netherlands
AES San Nicolas B.V.	The Netherlands
AES SEB Holdings (Delaware), LLC	Delaware
AES SEB Holdings, Ltd.	Cayman Islands
AES SellCo III, LLC	Delaware
AES Services Philippines Inc.	Philippines
AES Services, Inc.	Delaware
AES Services, Ltd.	Cayman Islands
AES Servicios America S.R. L.	Argentina
AES Servicios Electricos, S. de R.L. de C.V.	Mexico
AES Serviços TC Ltda.	Brazil
AES Shady Point, LLC	Delaware
AES Silk Road Energy LLC	Russia
AES Silk Road, LLC	Delaware
AES Solar Energy B.V.	The Netherlands
AES Solar Energy Holdings B.V.	The Netherlands
AES Solar Energy, LLC	Delaware
AES Solar Espana, S.L.	Spain
AES Solar Holdings, LLC	Delaware
AES Solar Power PR, LLC	Delaware
AES Sole Italia S.r.L.	Italy
AES Soluciones, Limitada de Capital Variable	El Salvador
AES Solutions Management, LLC	Delaware
AES Solutions, LLC	Virginia
AES South America Holdings Cooperatief U.A.	The Netherlands
AES South America Holdings I B.V.	The Netherlands
AES South America Holdings II B.V.	The Netherlands
AES South American Holdings, Ltd.	Cayman Islands
AES South Point, Ltd.	Cayman Islands
AES Southland Development, LLC	Delaware
AES Southland Energy Company Holdings I, LLC	Delaware
AES Southland Energy Holdings II, LLC	Delaware
AES Southland Energy Holdings, LLC	Delaware
AES Southland Energy Investment, LLC	Delaware
AES Southland Energy, LLC	Delaware
AES Stonehaven Holding, Inc.	Delaware
AES Strategic Equipment Holdings Corporation	Delaware
AES Sul, L.L.C.	Delaware
AES Summit Generation Ltd.	United Kingdom
AES Swiss Lake Holdings B.V.	The Netherlands
AES Tamuin Development Services S. de R.L. de C.V.	Mexico
AES TEG Holdings I, LLC	Delaware
AES TEG Holdings, LLC	Delaware
AES TEG II Mexican Holdings, S. de R.L. de C.V.	Mexico
AES TEG II Mexican Investments, S. de R.L. de C.V.	Mexico

AES TEG II Operations, S. de R.L. de C.V.	Mexico
AES TEG Management, Inc.	Delaware
AES TEG Mexican Holdings, S. de R.L. de C.V.	Mexico
AES TEG Mexican Investments S. de R.L. de C.V.	Mexico
AES TEG Operations, S. de R.L. de C.V.	Mexico
AES TEG Power Investments B.V.	The Netherlands
AES TEG Power Investments II B.V.	The Netherlands
AES TEGTEP Holdings B.V.	The Netherlands
AES TEP Holdings I, LLC	Delaware
AES TEP Holdings, LLC	Delaware
AES TEP Management, Inc.	Delaware
AES TEP Power II Investments Limited	United Kingdom
AES TEP Power Investments Limited	United Kingdom
AES Texas Funding III, L.L.C.	Delaware
AES Thames, L.L.C.	Delaware
AES Thomas Holdings BV	The Netherlands
AES Tietê Eólica S.A.	Brazil
AES Tietê Inova Soluções de Energia I Ltda.	Brazil
AES Tietê Inova Soluções de Energia II Ltda.	Brazil
AES Tietê Inova Soluções de Energia Ltda.	Brazil
AES Tietê Integra Soluções em Energia Ltda	Brazil
AES Tonawanda Solar, LLC	Delaware
AES Transgas I, Ltd.	Cayman Islands
AES Treasure Cove, Ltd.	Cayman Islands
AES Trinidad Services Unlimited	Trinidad and Tobago
AES Trust III	Delaware
AES Tucano Holding I S.A.	Brazil
AES Tucano Holdings II S.A.	Brazil
AES U&K Holdings B.V.	The Netherlands
AES U.S. Holdings, LLC	Delaware
AES U.S. Investments, Inc.	Indiana
AES U.S. Solar, LLC	Delaware
AES UCH Holdings (Cayman) Ltd.	Cayman Islands
AES UK Datacenter Services Limited	United Kingdom
AES UK Holdings Limited	United Kingdom
AES UK Power Financing II Ltd	United Kingdom
AES UK Power Financing Limited	United Kingdom
AES UK Power Holdings Limited	United Kingdom
AES UK Power Limited	United Kingdom
AES UK Power, L.L.C.	Delaware
AES Union de Negocios, S.A. de C.V.	El Salvador
AES Uruguaiana Empreendimentos S.A.	Brazil
AES US Distributed Solar Holdings, LLC	Delaware
AES US Generation Holdings, LLC	Delaware
AES US Generation, LLC	Delaware
AES US Services, LLC	Delaware

AES US Wind Development, L.L.C.	Delaware
AES US Wind Generation Holdings, LLC	Delaware
AES Venezuela Finance	United Kingdom
AES Volcan Holdings B.V.	The Netherlands
AES Waikoloa Solar, LLC	Delaware
AES Warrior Run, L.L.C.	Delaware
AES Wawarsing Solar, LLC	Delaware
AES West Oahu Solar, LLC	Delaware
AES Western Power Holdings, L.L.C.	Delaware
AES Western Power, L.L.C.	Delaware
AES Western Wind MV Acquisition, LLC	Delaware
AES Western Wind, L.L.C.	Delaware
AES Wind Bulgaria EOOD	Bulgaria
AES Wind Generation Limited	England & Wales
AES Wind Generation, LLC	Delaware
AES Wind Investments I B.V.	The Netherlands
AES Wind Investments II B.V.	The Netherlands
AES WR Limited Partnership	Delaware
AES Yucatan, S. de R.L. de C.V.	Mexico
AES Zephyr 2, LLC	Delaware
AES Zephyr 3, LLC	Delaware
AES Zephyr, Inc.	Delaware
AES-3C Maritza East 1 Ltd.	Bulgaria
AES-3C Maritza East 1 Ltd.	Cyprus
AESCom Sul Ltda.	Brazil
AESEBA Trust Deed	Cayman Islands
AES-RS Spanish Holdings, LLC	Delaware
AES-RS Sunshine Cooperatief U.A.	The Netherlands
AES-RS Sunshine Holdings, LLC	Delaware
AES-VCM Mong Duong Power Company Limited	Vietnam
AgCert Canada Co.	Canada
AgCert Canada Holding, Limited	Ireland
AgCert Chile Servicios Ambientales Limitada	Chile
AgCert International, Limited	Ireland
AgCert Servicios Ambientales S.R.L.	Argentina
Agilion Energy Private Limited	India
AGV Solar IV Geradora de Energia S.A.	Brazil
AGV Solar V Geradora de Energia S.A.	Brazil
AGV Solar VI Geradora de Energia S.A.	Brazil
Allis Medina Solar, LLC	Delaware
Altai Power Limited Liability Partnership	Kazakhstan
Alto Maipo SpA	Chile
AM Solar B.V.	The Netherlands
AM Solar B.V. - Jordan Co.	Jordan
Amaterasu LLC	Massachusetts
Andes Solar SpA	Chile

APR Walden Solar 1, LLC	Delaware
Arizona B&GC Solar, LLC	Colorado
ARNIKA Beteiligungsverwaltungs GmbH	Austria
Assonet Solar 1, LLC	Delaware
Atlantic Basin Services, Ltd.	Cayman Islands
AZ Solar I, LLC	Colorado
AZ Solar II, LLC	Colorado
AZ Solar Phase Zero, LLC	Colorado
B.A. Services S.R.L.	Argentina
Bakersfield Industrial PV 1 LLC	California
Bakersfield PV I, LLC	California
Beals Medina Solar, LLC	Delaware
Boa Hora 1 Geradora De Energia Solar S.A.	Brazil
Boa Hora 2 Geradora de Energia Solar S.A.	Brazil
Boa Hora 3 Geradora De Energia Solar S.A.	Brazil
Bolton Solar I, LLC	Delaware
Bósforo de Responsabilidad Limitada de Capital Variable	El Salvador
Brasiliana Participações S.A.	Brazil
Bridgeport Solar, LLC	Colorado
Buffalo Gap Holdings 2, LLC	Delaware
Buffalo Gap Holdings 3, L.L.C.	Delaware
Buffalo Gap Holdings, LLC	Delaware
Buffalo Gap Wind Farm 2, LLC	Delaware
Buffalo Gap Wind Farm 3, L.L.C.	Delaware
Buffalo Gap Wind Farm 4, L.L.C.	Delaware
Buffalo Gap Wind Farm, LLC	Delaware
Bullock Freetown Solar 1, LLC	Delaware
Camille Trust	Cayman Islands
Camille, Ltd.	Cayman Islands
Cavanal Minerals, LLC	Delaware
Cayman Energy Traders	Cayman Islands
CCS Telecarrier	Cayman Islands
CDEC-SING Ltda	Chile
Cemig II C.V.	The Netherlands
Centrais Eólicas Ametista S.A.	Brazil
Centrais Eólicas Borgo S.A.	Brazil
Centrais Eólicas Caetité S.A.	Brazil
Centrais Eólicas da Prata S.A.	Brazil
Centrais Eólicas dos Araças S.A.	Brazil
Centrais Eólicas Dourados S.A.	Brazil
Centrais Eólicas Espigão S.A.	Brazil
Centrais Eólicas Maron S.A.	Brazil
Centrais Eólicas Morrão S.A.	Brazil
Centrais Eólicas Pelourinho S.A.	Brazil
Centrais Eólicas Pilões S.A.	Brazil
Centrais Eólicas Seraima S.A.	Brazil

Centrais Eólicas Serra do Espinhaço S.A.	Brazil
Centrais Eólicas Tanque S.A.	Brazil
Centrais Eólicas Ventos do Nordeste S.A.	Brazil
Central Electricity Supply Company of Orissa Limited	India
Central Termoelectrica Guillermo Brown S.A.	Argentina
Cerulean Properties, LLC	Delaware
CIA.TRANSMISORA DEL NORTE CHICO S.A.	Chile
Clean Wind Energy Ltd.	Israel
Coastal Itabo, Ltd.	Cayman Islands
CO-CA Wholly Owned, LLC	Delaware
Colon LNG Marketing S. De R.L.	Panama
Compania de Alumbrado Eletrico de San Salvador, S.A. DE C.V.	El Salvador
Compañía Transmisora Angamos SpA	Chile
Compañía Transmisora del Norte Grande SpA	Chile
Compañía Transmisora La Cebada S.A.	Chile
Compass Circle Solar, LLC	Rhode Island
Costa Norte LNG Terminal S. de R.L.	Panama
Cronin Road Solar 1, LLC	Delaware
Daggett Ridge Wind Farm, LLC	Delaware
Delano PV1, LLC	California
Diamond Development, Inc.	Ohio
Distribuidora Electrica de Usulutan, Sociedad Anonima de Capital Variable	El Salvador
Domi Trading S.L.	Spain
Dominican Power Partners	Cayman Islands
DPL Capital Trust II	Delaware
DPL Inc.	Ohio
Dublin Solar I, LLC	Indiana
Dunstable Solar 1, LLC	Delaware
Eloy ESD Solar Holdings, LLC	Delaware
EMLP Controladora, S. de R.L. de C.V.	Mexico
Empresa Electrica Angamos S.A.	Chile
Empresa Electrica Campiche S.A.	Chile
Empresa Electrica Cochrane II SpA	Chile
Empresa Electrica Cochrane S.A.	Chile
Empresa Electrica de Oriente, S.A. de C.V.	El Salvador
Empresa Electrica Guacolda S.A.	Chile
Empresa Electrica Ventanas S.A.	Chile
Empresa Generadora De Electricidad Itabo, S.A.	Dominican Republic
EnerAB Cogeneracion I Laguna del Rey, S. de R.L. de C.V.	Mexico
EnerAB Suministro Calificado, S. de R.L. de C.V.	Mexico
EnerAB Tenedora, S. de R.L.	Mexico
ENERAB, S. de R.L. de C.V.	Mexico
ENERGEN S.A.	Argentina
Energetica Argentina S.A.	Argentina
Energía Eólica Curauma SpA	Chile
Energia Eolica Los Olmos SpA	Chile

Energia Eolica Mesamavida SpA	Chile
Energía Eólica Paposo SpA	Chile
Energía Natural del Este Enadom	Dominican Republic
Energia Verde S.A.	Chile
Energy Trade and Finance Corporation	Cayman Islands
Eólica Mesa La Paz, S. de R.L. de C.V.	Mexico
Finchville Solar, LLC	Delaware
Fluence Energy, LLC	Delaware
Founder's Homestead Farm Solar, LLC	Rhode Island
FTP Power, LLC	Delaware
Fundacion AES Dominicana, Inc.	Dominican Republic
Fundacion AES Gener	Chile
Gas Natural Atlantico II S. de R.L.	Panama
Gas Natural Atlantico S. De R.L.	Panama
Gasoducto GasAndes Argentina S.A.	Argentina
Gasoducto GasAndes S.A.	Chile
Gener Argentina S.A.	Argentina
Gener Blue Water, Ltd.	Cayman Islands
Genergia Power, Ltd.	Cayman Islands
GENERGIA S.A.	Chile
Georgia Solar Holdings, LLC	Delaware
Georgia Solar Parent, LLC	Delaware
Global Energy Holdings C.V.	The Netherlands
GNRY Holdings & Investments Limited	Israel
Goller Enerji Uretim Ltd. Sti.	Turkey
Gray Springs Vista Solar, LLC	Delaware
Greenwich Solar 1, LLC	Delaware
Guacolda Energy S.A.	Chile
Guaimbê I Parque Solar S.A.	Brazil
Guaimbê II Parque Solar S.A.	Brazil
Guaimbê III Parque Solar S.A.	Brazil
Guaimbê IV Parque Solar S.A.	Brazil
Guaimbê Solar Holding S.A.	Brazil
Guaimbê V Parque Solar S.A.	Brazil
Health and Welfare Benefit Plans LLC	Delaware
Hipotecaria San Miguel Limitada de Capital Variable	EL Salvador
Hipotecaria Santa Ana Limitada de Capital Variable	El Salvador
Indianapolis Power & Light Company	Indiana
Indimento Inversiones, S.L.	Spain
Instituto AES Brasil	Brazil
InterAndes, S.A.	Argentina
Inversiones Cachagua SpA	Chile
Inversiones Energia Renovable Limitada	Chile
Inversiones LK SpA	Chile
INVERSIONES NUEVA VENTANAS S.A.	Chile
Inversiones Termoenergia de Chile Ltda.	Chile

Inversiones Zapallar Limitada	Chile
Inversora de San Nicolas S.A.	Argentina
IPALCO Enterprises, Inc.	Indiana
Itabo III, S.R.L.	Dominican Republic
Jemeiwaa Ka’I S.A.S.	Colombia
Johnstown Solar 1, LLC	Delaware
KA Energy OOD	Bulgaria
Kazincbarcikai Iparteruletfejleszt Kft.	Hungary
Kings Rooftop PV, LLC	California
La Plata I Empreendimentos Ltda.	Brazil
La Plata II, Ltd.	British Virgin Islands
La Plata III C.V.	The Netherlands
Lane Ave Solar LLC	Delaware
Lemoore PV 1 LLC	California
MacGregor Park, Inc.	Ohio
Manteca PV 1 LLC	California
Maple Solar, LLC	New York
Maui 17-2 LLC	Hawaii
Mauka FIT Twenty LLC	Hawaii
Mercury Cayman Co II, Ltda, Agencia en Chile	Chile
Mercury Chile Co. II Ltd.	Cayman Islands
Mercury Chile Holdco Ltd.	Cayman Islands
Mercury Chile I Limitada	Chile
Mercury Chile II Limitada	Chile
MFP CO Holdings II, LLC	Delaware
MFP CO Holdings, LLC	Delaware
MFP CO I, LLC	Delaware
MFP CO II, LLC	Colorado
MFP CO III, LLC	Delaware
MFP CO Parent, LLC	Delaware
Miami Valley Insurance Company	Vermont
Miami Valley Lighting, LLC	Ohio
Mid-America Capital Resources, Inc.	Indiana
Middletown Solar 1, LLC	Delaware
MM Solar Holdings I, LLC	Colorado
MM Solar Parent, LLC	Delaware
Mong Duong Finance Holdings B.V.	The Netherlands
Motor EV, LLC	Delaware
Mountain Minerals, LLC	Delaware
Mountain View Power Partners IV, LLC	Delaware
Mountain View Power Partners, LLC	Delaware
MSP Master Tenant I, LLC	Colorado
MSP Master Tenant II, LLC	Colorado
Murcia Generation Holdings B.V.	The Netherlands
Na Pua Makani Power Partners, LLC	Delaware
New Caribbean Investments SRL	Dominican Republic

Norgener Inversiones SpA	Chile
Norgener Renovables SpA	Chile
Norgener S.A.	Chile
Nova Energia Holding S.A.	Brazil
Novus Barre Town Solar, LLC	Delaware
Nurenergoservice LLP	Kazakhstan
NY RNM Project1, LLC	Delaware
NY RNM Project1A, LLC	Delaware
NY RNM Project2, LLC	Delaware
NY RNM Project3, LLC	Delaware
NY RNM Project4, LLC	Delaware
Oahu SPE 101-14 LLC	Hawaii
Oahu SPE 101-19, LLC	Hawaii
Oahu SPE 101-2, LLC	Hawaii
Oahu SPE 101-33 LLC	Hawaii
Oahu SPE 101-4, LLC	Hawaii
Oahu SPE 101-9, LLC	Hawaii
Odisha Power Generation Corporation Limited	India
Omega SpA	Chile
Parque Eolico Beata, SRL	Dominican Republic
Parque Eólico Campo Lindo SpA	Chile
Parque Eolico Litueche SpA	Chile
Parque Eólico Los Cururos SpA	Chile
PARQUE EOLICO NOLANA SpA	Chile
PARQUE EOLICO TOPOLOA SpA	Chile
Parque Eólico Victoria SpA	Chile
Parque Eólico Victoria SPA	Chile
Punta del Sol SpA	Chile
Quebrada Seca SpA	Chile
Ransomville Solar 1, LLC	Delaware
Remittance Processing Services, LLC	Indiana
Rep Office of AES Silk Road in Almaty	Kazakhstan
Rep Office of AES Silk Road in Tajikstan Republic	Tajikistan
Richmond Solar Power 1, LLC	Rhode Island
Rincon Solar I, LLC	Georgia
River Street Solar 1, LLC	Delaware
Riverside Canal Power Company	California
RMR Solar, LLC	Delaware
Rosamond Solar, LLC	Colorado
RT52 Walden Solar 1, LLC	Delaware
Ryan Road Solar LLC	Delaware
San Bernardino Solar, LLC	Delaware
Scituate Solar I, LLC	Delaware
Scottsdale Solar Holdings, LLC	Delaware
SD Solar I, LLC	Colorado
SeaWest Asset Management Services, LLC	California

SeaWest Energy Project Associates, LLC	Delaware
SeaWest Properties, LLC	California
SeaWest Wyoming, LLC	Delaware
SEPV Imperial, LLC	Delaware
Shazia S.R.L.	Argentina
Simple Energy, Inc.	Delaware
Solar Access America, LLC	Delaware
Solar Access CA, LLC	Delaware
Solar Access California, LLC	Colorado
Southern Electric Brazil Participacoes, Ltda.	Brazil
sPower OpCo A Blocker, LLC	Delaware
Store Heat and Produce Energy, Inc.	Indiana
Stow Solar I, LLC	Delaware
Sudbury Ervin GMC Solar, LLC	Delaware
SunE Solar XVII Project5, LLC	Delaware
SunE SunHoldings4, LLC	Delaware
T&T Power Holdings I, SRL	Barbados
T&T Power Holdings II, Ltd.	Cayman Islands
Tau Power BV	The Netherlands
Tecnoma Energia Solar, S.L.	Spain
TEG Business Trust	Mexico
TEG/TEP Management, LLC	Delaware
TEP Business Trust	Mexico
TermoAndes S.A.	Argentina
Termoelectrica del Golfo, S. de R.L. de C.V.	Mexico
Termoelectrica Penoles, S. de R.L. de C.V.	Mexico
Terneuzen Cogen B.V.	The Netherlands
The AES Barry Foundation	United Kingdom
The Dayton Power and Light Company	Ohio
Thermo Fuels Company, Inc.	California
Tozer Road Solar, LLC	Massachusetts
University Solar, LLC	Delaware
USVI Solar I, LLC	Delaware
Vientos Neuquinos I S.A.	Argentina
Village of Waterbury Solar I, LLC	Delaware
W. Orange RD Solar, LLC	Delaware
West Brookfield Boston Post Road Solar LLC	Delaware
West Street Solar 1, LLC	Delaware
Western Solar Parent, LLC	Delaware
Wilbur Woods Solar, LLC	Delaware
Wildwood Trust	Cayman Islands
Williamsburg East Street Solar LLC	Delaware
Winchendon Ash Street Solar 1 LLC	Delaware
Winchendon Lincoln Avenue Solar 1, LLC	Delaware
Winchendon Lincoln Avenue Solar 2, LLC	Delaware
Your Energy Holdings Limited	England & Wales

ZPD-PT Solar Project 2017-001 LLC	Massachusetts
ZPD-PT Solar Project 2017-003 LLC	Massachusetts
ZPD-PT Solar Project 2017-006 LLC	Massachusetts
ZPD-PT Solar Project 2017-007 LLC	Massachusetts
ZPD-PT Solar Project 2017-008 LLC	Massachusetts
ZPD-PT Solar Project 2017-011 LLC	Massachusetts
ZPD-PT Solar Project 2017-014 LLC	Massachusetts
ZPD-PT Solar Project 2017-017 LLC	Massachusetts
ZPD-PT Solar Project 2017-023 LLC	Massachusetts
ZPD-PT Solar Project 2017-024 LLC	Massachusetts
ZPD-PT Solar Project 2017-038 LLC	Massachusetts
ZPD-PT Solar Project 2017-044 LLC	Massachusetts